UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2015

The Joint Corp

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16767 N. Perimeter Drive, Suite 240, Scottsdale, Arizona		85260
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 245-5960

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by The Joint Corp. (“we” or the “Company”) with the Securities and Exchange Commission (“SEC”) on March 9, 2015 (“March Form 8-K”). The March Form 8-K reported under Item 2.01 that the Company had completed its repurchase of nine franchises in California which was accomplished pursuant to an Asset and Franchise Purchase Agreement (the “Purchase Agreement”) between the Company and The Joint San Gabriel Valley Group, Inc.

The description of the Purchase Agreement found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the agreements attached to the March Form 8-K.

This Form 8-K/A provides the financial statements and pro forma financial information as required by Item 9.01 of Form 8-K. No other modification to the March Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the March Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)(1) Financial Statements of Businesses Acquired.

The audited financial statements of The Joint San Gabriel Valley Group, Inc. as of and for the year ended December 31, 2014 and accompanying notes are attached hereto as Exhibit 99.1 and are incorporated by reference into this Form 8-K/A.

(b)(1) Unaudited Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015, and accompanying notes, are attached hereto as Exhibit 99.2 and are incorporated by reference into this Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of EKS&H LLLP Independent Auditors for The Joint San Gabriel Valley Group, Inc. as of and for the year ended December 31, 2014.

99.1	Audited financial statements of The Joint San Gabriel Valley Group, Inc. as of and for the year ended December 31, 2014, and accompanying notes.

99.2	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015, and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Joint Corp.

Date: May 20, 2015	By:	/s/ FRANCIS T. JOYCE
Francis T. Joyce
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of EKS&H LLLP Independent Auditors for The Joint San Gabriel Valley Group, Inc. as of and for the year ended December 31, 2014.

99.1	Audited financial statements of The Joint San Gabriel Valley Group, Inc. as of and for the year ended December 31, 2014, and accompanying notes.

99.2	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015, and notes thereto.